SUPPLEMENT DATED MARCH 12, 2021 TO

PROSPECTUS DATED APRIL 29, 2005 (AS SUPPLEMENTED) FOR

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

ISSUED BY

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

THROUGH ITS

GENWORTH LIFE & ANNUITY VL SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read the supplement carefully and keep it with your prospectus for future reference.

a.    Notice Regarding Fund and Portfolio Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, we will no longer send you paper copies of shareholder reports for the Portfolios of the Funds offered under the contract (“Reports”) unless you specifically request paper copies from us. Instead, the Reports will be made available on a website. We will notify you by mail each time a Report is posted. The notice will provide website links to access the Reports as well as instructions for requesting paper copies. If you wish to continue to receive Reports in paper free of charge from us, please call (800) 352-9910. Your election to receive Reports in paper will apply to all underlying Funds and Portfolios available under your contract.

If you have already elected to receive Reports electronically, you will not be affected by this change and you need not take any action. If you wish to receive the Reports and other SEC disclosure documents from us electronically, please contact us at (800) 352-9910 or visit genworth.com to register.

b.    Monthly Policy Charge Increase

Effective May 1, 2021, the current amount deducted for the Monthly Policy Charge will increase from $6.00 to $12.00. All sections of the Policy referencing the current amount deducted for the Monthly Policy Charge are amended to reflect the new Monthly Policy Charge of $12.00. The new Monthly Policy Charge is the guaranteed maximum deduction amount for the Monthly Policy Charge as disclosed in the Policy.

14194 SUPPO 3/12/21